UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 25, 2013

VIAD CORP
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1850 N. Central Avenue, Suite 1900, Phoenix, Arizona		85004-4565
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(602) 207-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Viad Corp (the "Company" or "Viad") will hold a conference call with investors and analysts for a review of full year and fourth quarter 2012 results on Friday, February 1, 2013 at 9 a.m. (ET). During this call, Paul B. Dykstra, Chairman, President and Chief Executive Officer of the Company, will be discussing historical performance and outlook of the Company, including the recent news that one of its major shows, the International CES, has been awarded to a competitor for 2014. To join the live conference, call (800) 857-4380, passcode "Viad," or access the webcast through Viad’s Web site at www.viad.com. A replay will be available for a limited time at (888) 568-0721 (no passcode required) or visit the Viad Web site and link to a replay of the webcast.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

None.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAD CORP

January 31, 2013	By:	/s/ G. Michael Latta

Name: G. Michael Latta
Title: Chief Accounting Officer – Controller